GREEN CENTURY FUNDS


                        SUPPLEMENT DATED OCTOBER 31, 1996

                     TO PROSPECTUS DATED SEPTEMBER 11, 1995

        (THIS SUPPLEMENT SUPERSEDES SUPPLEMENT DATED SEPTEMBER 30, 1996)


1.  The date of the Prospectus is amended to October 31, 1996.

2.  The current Statement of Additional Information is dated
     October 31, 1996.

3.  The subsection "Annual Operating Expenses" in the Expense
    Table for the Equity Fund of the section "Fee Information" is hereby amended as follows:

   Annual Operating Expenses                                        EQUITY FUND
    Investment Advisory Fees*..........................................0.125%
    Rule 12b-1 (Distribution) Fees.....................................0.000%
   Other Expenses
    Administrative Services Fees*......................................1.325%
    Expense Payment Fees*..............................................0.050%
    Total Operating Expenses*..........................................1.500%

    *Expenses have been restated to reflect fees currently in effect.

4.  The last two sentences in the last paragraph of the section
    "Fee Information" is hereby amended as follows:

         The Index Portfolio pays Signature an expense payment fee computed and paid monthly in an amount equal to 0.20% of the average net assets of the Index Portfolio for its then current fiscal year. All of the Equity Fund's and the Index Portfolio's advisory and management fees shown above and 0.025% of the administrative services fees shown above are paid through the expense payment arrangement.

5. The first sentence of the section "Financial Highlights" is hereby amended as follows:


         The following information has been audited by KPMG Peat Marwick LLP, independent certified public accountants, whose report thereon appears in the Statement of Additional Information which may be obtained free of charge. Prior to July 1, 1995, Tait, Weller & Baker served as independent certified public accountants for the Balanced Fund.

6. The following figures for the fiscal year ended June 30, 1996 are inserted into the financial highlights table for the Green Century Balanced Fund to the left of the respective figures for June 30, 1995:

                                                            FOR THE YEAR ENDED
                                                                 JUNE 30, 1996

Net Asset Value, beginning of period...................................$ 11.03
Income from investment operations:
  Net investment income..................................................0.095
  Net realized and unrealized gain (loss) on investments.................2.313
  Total increase from investment operations..............................2.408
Less dividends:
  Dividends from net investment income..................................(0.098)
Net Asset Value, end of period                                         $ 13.34
Total return.............................................................21.98%
Ratios/supplemental data
  Net Assets, end of period (in 000's)................................$  8,215
  Ratio of expenses to average net assets.................................2.50%
  Ratio of net investment income to average net assets....................0.85%
  Portfolio Turnover...................................................... 136%
  Average commission rate paid per share..............................$ 0.0628


7.The following figures for the period September 13, 1995 (commencement of operations) to July 31, 1996 replace the financial highlights table for the Green Century Equity Fund:


                                                                FOR THE PERIOD
                                                            SEPTEMBER 13, 1995
                                                              (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                 JULY 31, 1996


Net Asset Value, beginning of period..................................$10.00
Income from investment operations:
  Net investment income................................................ 0.02
  Net realized and unrealized gain on investment ...................... 1.04
  Total increase from investment operations ..........................  1.06
Less dividends:
  Dividends from net investment income................................ (0.02)
Net A set Value, end of period........................................$11.04
Total return.......................................................... 10.64%(a)
Ratios/supplemental data
  Net Assets, end of period (in 000's) ................................ $880
  Ratio of expenses to average net assets ............................. 1.50%(b)

  Ratio of net investment income to average net assets ................ 0.49%(b)


(a) Not annualized.
(b) Annualized.

 8. The following figures replace the annualized total rate of return table for the Green Century Equity Fund:



                      1 Year           3 Years         5 Years        Inception*
                  (as of 7/31/96)  (as of 7/31/96)  (as of 7/31/96)   to 7/31/96

Annualized Total
Rate of Return**     14.16%           13.17%           12.89%           11.62%

*   The Index Portfolio commenced investment operations on June 3, 1991.

** The Green Century Equity Fund, which commenced investment operations in September, 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Portfolio"). Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects the performance of the Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.



9.The fourth sentence of the third paragraph of the subsection "The Green
    Century Balanced Fund Investment Objectives" is hereby amended as follows:

         As of June 30, 1996, 21.4% of the net assets of the Fund were invested in below investment grade securities.


 10. The following paragraph is added at the end of the subsection "The Green Century Balanced Fund Investment Objectives":


         The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rate of the Balanced Fund for the fiscal years ended June 30, 1995 and 1996 was 16% and 136%, respectively. The higher portfolio turnover for the fiscal year ended June 30, 1996 was due, in part, to the restructuring effort by Winslow, which became the Subadviser of the Balanced Fund on July 1, 1995. Winslow repositioned the equity portion of the Fund's portfolio so as to emphasize investments in securities of environmentally proactive growth companies. Winslow repositioned the fixed income portion of the Fund's portfolio by reducing holdings of Treasury securities and increasing holdings of environmentally responsible corporate debt securities. It is anticipated that the Portfolio turnover rate of the Balanced Fund will be lower in the future.

11. The second sentence of the fifth paragraph of the subsection "The Green Century Equity Fund Investment Objectives" is hereby amended as follows:


         The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 1995 and 1996 were 6% and 5%, respectively.


12. The third sentence of the third paragraph of the subsection "Winslow Management Company, a Division of Eaton Vance Management" is hereby amended as follows:


         Currently, Winslow has $50 million in assets under management and Winslow and Eaton Vance, collectively, have $17 billion in assets under management.


13. The first sentence of the second paragraph of the subsection "Kinder, Lydenberg, Domini & Co., Inc. -Investment Adviser" is hereby replaced with the following:

         For its services, KLD receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets, on an annualized basis for the Index Portfolio's then-current fiscal year . Prior to October 4, 1996, KLD received from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.050% of the Index Portfolio's average daily net assets, on an annualized basis for the Index Portfolio's then-current fiscal year.

14. The second sentence of the first paragraph of the subsection "Mellon Equity Associates - Investment Manager" is hereby amended as follows:


         Mellon Equity is a Pennsylvania business trust whose beneficial owners are Mellon Bank N.A. and MMIP, Inc.


15. The fourth sentence of the first paragraph of the subsection "Mellon Equity Associates - Investment Manager" is hereby amended as follows:


         As of June 30, 1996 Mellon Equity had approximately $9.8 billion in assets under management.


16. The second paragraph of the subsection "Mellon Equity Associates - Investment Manager" is hereby amended as follows:

         Under the current management agreement, the Index Portfolio pays Mellon Equity an investment management fee equal on an annual basis to 0.010% of the Index Portfolio's average daily net assets, on an annualized basis for the Index

         Portfolio's then-current fiscal year. Prior to October 4, 1996, the Index Portfolio paid Mellon Equity an investment management fee equal on an annual basis to the following percentages of the Index Portfolio's average daily net assets for its then current fiscal year:
         0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.

17. The third sentence of the second paragraph of the subsection "Signature Broker-Dealer Services, Inc. -Subadministrator" is hereby amended as follows:

         For these services and facilities, Signature receives fees computed and paid monthly from the Index Portfolio at an annual rate equal to 0.025% of the average daily net assets of the Index Portfolio, on an annual basis for the Index Portfolio's then-current fiscal year . Prior to October 4, 1996, Signature received fees computed and paid monthly from the Index Portfolio at an annual rate equal to 0.050% of the average daily net assets of the Index Portfolio, on an annual basis for the Index Portfolio's then-current fiscal year.

18. The second sentence of the subsection "Investors Bank & Trust Company - Transfer Agent and Custodian" is hereby amended as follows:

         IBT currently processes approximately $107 billion in assets (including $7 billion in foreign assets) with approximately $85 billion in assets under custody and approximately 1300 mutual funds.


19. The subsections entitled Tait, Weller & Baker Auditors and KPMG Peat Marwick LLP - Auditors are hereby amended as follows:


         AUDITORS - Tait, Weller & Baker served as the independent auditors of the Balanced Fund until July 1, 1995 at which time KPMG Peat Marwick LLP became the independent auditors of the Balanced Fund. KPMG Peat Marwick are the independent auditors of the Equity Fund and the Index Portfolio. Their address is 99 High Street, Boston, MA 02110.


20. The list of Trustees in the subsection "Green Century Funds Board of Trustees" is hereby amended to delete Gina Collins.



 EI7122C

 EI7059L


================================================================================
STATEMENT OF ADDITIONAL INFORMATION

                               GREEN CENTURY FUNDS

             29 TEMPLE PLACE, SUITE 200, BOSTON, MASSACHUSETTS 02111


================================================================================

         Green Century Funds (the "Trust") offers two separate series (each, a "Fund"), each with its own investment objective. Each series pursues its respective investment objective through investments consistent with the Trust's commitment to environmental responsibility. The GREEN CENTURY BALANCED FUND (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds compatible with the Trust's commitment to environmental responsibility. The GREEN CENTURY EQUITY FUND (the "Equity Fund") seeks long-term total return from a diversified portfolio of stocks which corresponds to the total return performance of the "Domini Social IndexSM" (the "Social Index"), an index comprised of stocks selected based upon environmental and social criteria. The Equity Fund seeks to achieve its investment objective by investing all of its investable assets (the "Assets") in the Domini Social Index Portfolio (the "Index Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund. The Index Portfolio invests in the common stocks included in the Social Index. There can be no assurance that the investment objective of each Fund will be achieved.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated October 31, 1996, a copy of which may be obtained from the Trust at the address noted above. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.


         TABLE OF CONTENTS                                                PAGE

         Investment Objectives, Risks and Policies...........................2
         History of Green Century Funds and Green Century
         Capital Management Shareholder Activism............................18
         Investment Restrictions............................................20
         Trustees, Officers and Advisory Board..............................28
         Investment Advisers................................................33
         Administrator, Transfer Agent and Custodian,
         and Expenses ......................................................36
         Distribution Plan..................................................37
         Net Asset Value; Redemption in Kind................................38
         Performance Advertising............................................40
         Federal Taxes......................................................41
         Description of Shares, Voting Rights and Liabilities...............43
         Portfolio Transactions and Brokerage Commissions...................45
         Independent Accountants and Experts................................50
         Additional Information.............................................51
         Financial Statements...............................................51
         Appendix - Description of Securities Ratings........................i


    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 31, 1996.

INVESTMENT OBJECTIVES, RISKS AND POLICIES

================================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds and the Index Portfolio.

                                  BALANCED FUND

         U.S. GOVERNMENT AGENCY OBLIGATIONS--The Fund will invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association ("GNMA")), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (i.e., obligations of the Student Loan Marketing Association).

         REPURCHASE AGREEMENTS--Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made for the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The Lender may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

         A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 5% of its net assets in repurchase agreements.

         CERTIFICATES OF DEPOSIT--The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See "Foreign Securities".)

         The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and
(iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

         WHEN-ISSUED SECURITIES--The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.

         MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES--The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

         Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund's investment adviser and investment subadviser determine that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         FOREIGN CURRENCIES--Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

         Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price will not be correlated with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

         FLOATING RATE OBLIGATIONS--Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

         Because of the variable rate nature of such instruments, the yield of the Fund purchasing such instruments will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk to capital depreciation.

         ZERO COUPON SECURITIES--The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. Zero coupon securities include so-called "stripped" U.S. Treasury obligations as well as privately issued securities which are issued by a bank or a securities firm that has purchased U.S. Treasury obligations and separated their interest and principal components. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission ("SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified," or for any other purpose, under the 1940 Act.

         The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

         EQUITY INVESTMENTS--Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

         DEBT SECURITIES--The Fund may invest in debt securities of foreign and U.S. issuers. The Fund's debt investments may be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund's investments in high yield, high risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer. These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.

         INVESTMENTS BELOW INVESTMENT GRADE--Lower-rated securities ("junk bonds") usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities also involve greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of lower-rated securities could include adverse news impacting major issues or underwriters or dealers in lower-rated or unrated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell securities at an optimum time.

         An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Balanced Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds.

         The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

         Factors adversely affecting the market value of high yield and other portfolio securities will adversely affect the Balanced Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         OPTIONS ON SECURITIES--The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase gain. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust's Trustees.

         OPTIONS ON SECURITIES INDICES--In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

         OPTIONS ON CURRENCIES--The Fund may write (sell) call and put options on currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as "proxy hedging," involves the additional risk that the linkage between the currencies may be changed or eliminated.

         FUTURES CONTRACTS--The Fund may enter into futures contracts on securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

         To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

         The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Balanced Fund will not purchase or write options on futures contracts unless, in the Trust's advisers' opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

         While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. In addition, the Fund is required to segregate assets, such as liquid securities and cash, in an amount equal to the value of the instruments underlying futures contracts and call options purchased and put options written by the Fund.

         FORWARD CURRENCY EXCHANGE CONTRACTS--A forward currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

         COMBINED TRANSACTIONS--The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

         USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS--Options, futures and forward foreign currency transactions which obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Custodian to the extent the Fund does not own the securities, or the securities denominated in the currency, which are the subject of the obligation, or otherwise "covering" the transaction as allowed under interpretive positions of the SEC. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate high grade liquid debt obligations sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities which correlate with the index or to segregate such high grade liquid assets. A put option written by the Fund also will require the Fund to segregate such high grade liquid assets sufficient to cover the Fund's obligation to buy the securities covered by the put if the put is exercised.

         Except when the Fund enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, a forward foreign currency contract which obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in that currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless the Fund owns or maintains a segregated account consisting of the securities, cash or currencies which are the subject of the obligation as described above, the Fund will hold cash, U.S. Government securities or other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. Rather than segregating assets in the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, the Fund, apart from its duty to segregate, must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require margin to the extent necessary to meet the Fund's commitments.

         In lieu of such procedures, such transactions may be covered by other means, consistent with applicable regulatory policies. The Fund may enter into certain offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

         OTHER MORTGAGE-BACKED SECURITIES--Governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser and investment subadviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not purchase any such other mortgage-backed securities until the Trust's Prospectus and this Statement of Additional Information have been supplemented.

                                   EQUITY FUND

         The Equity Fund seeks to achieve its investment objective by investing all its Assets in the Index Portfolio, which has the same investment objective as the Equity Fund. The Index Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. The Equity Fund's policy is to invest at least 80% of its Assets (either directly or through the Index Portfolio) in the stocks comprising the Social Index.

         In selecting stocks for inclusion in the Social Index:

         1. The investment adviser of the Index Portfolio (the "Adviser of the Index Portfolio") evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). If a company whose stock was included in the S&P 500 met the Adviser of the Index Portfolio's social criteria and met its further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Social Index. As of July 31, 1996, of the 500 companies whose stocks comprised the S&P 500, approximately 50% were included in the Social Index.

         2. The remaining stocks comprising the Social Index (i.e., those which are not included in the S&P 500) were selected based upon the Adviser of the Index Portfolio's evaluation of the social criteria described in the Prospectus, as well as upon its criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.

         Kinder, Lydenberg & Domini & Co., Inc. ("KLD" or "Adviser of the Index Portfolio") may exclude from the Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy the Adviser of the Index Portfolio believes may be imminent.

         The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1996 represented 76.3% of the aggregate market value of common stocks traded on the New York Stock Exchange.

         Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Portfolio. "S&P 500" is a trademark of S&P. A company which is not included in the S&P 500 may be included in the Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Social Index. Because of the environmental and social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500.

         The weightings of stocks in the Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding.) Because of this weighting, as of July 31, 1996 approximately 40% of the Social Index was comprised of the 20 largest companies in that Index.

         The Index Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Index Portfolio with the Social Index, will reflect the Index Portfolio's investment manager's judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the Social Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio to the weightings of the securities in the Social Index of
0.95 or better. Subject to the goal of achieving a 0.95 or better correlation between the weightings of the securities held by the Index Portfolio and the weightings of the securities in the Social Index, Mellon Equity Associates ("Mellon Equity" or the "Investment Manager") may slightly overweigh and/or underweight certain holdings of the Index Portfolio compared to the Social Index in an effort to enhance the performance of the Index Portfolio to help offset the expenses of the Index Portfolio and the Equity Fund and the effect of the size and timing of cash flows into and out of the Index Portfolio and the Equity Fund. There can be no assurances, of course, that such portfolio enhancement strategies will be successful, and the performance of the Index Portfolio may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Index Portfolio will receive and review, at least quarterly, a report prepared by the Investment Manager comparing the performance of the Index Portfolio with that of the Social Index, and comparing the composition and weighting of the Index Portfolio's holdings with those of the Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Equity Fund or the Index Portfolio, as the case may be, and that of the Social Index, or between the composition and weighting of the Index Portfolio's securities holdings with those of the stocks comprising the Social Index. If the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index falls below 0.95, the Board of Trustees of the Index Portfolio will review, with the Investment Manager of the Index Portfolio methods for increasing such correlation, such as through adjustments in securities holdings of the Index Portfolio. As of June 30, 1996, the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index was 0.99. To the extent practicable, the Index Portfolio will attempt to be fully invested.

         SECURITIES SUBJECT TO TAXATION: The Index Portfolio does not purchase securities which the Index Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Index Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Index Portfolio's investments, the effect may be to reduce the income received by the Index Portfolio on such investments.

         RULE 144A SECURITIES: Although neither the Equity Fund nor the Index Portfolio has any current intention to do so, each may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act").

         OPTION CONTRACTS: Although it has no current intention to do so, the Index Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Index Portfolio or possible declines in the value of securities which are expected to be sold by the Index Portfolio. Generally, the Index Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Index Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Index Portfolio, and the Index Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Index Portfolio's ability effectively to hedge its portfolio.

         Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser of the Index Portfolio does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Index Portfolio.

         SHORT SALES: Although it has no current intention to do so, the Index Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Index Portfolio owns an equal amount of such securities, or securities convertible into such securities.

                          BALANCED FUND AND EQUITY FUND

         FOREIGN SECURITIES--The investment advisers believe that diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

         Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Funds' performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The investment advisers seek to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

         The Funds may also invest in sponsored and unsponsored American Depository Receipts (ADRs) and, in the case of the Balanced Fund, Global Depository Receipts (GDRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets.

         RISKS OF SPECIALIZED INVESTMENT TECHNIQUES ABROAD--The above described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         LENDING OF PORTFOLIO SECURITIES--Each Fund and the Index Portfolio may lend their securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund or the Index Portfolio, as the case may be, will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Funds or the Index Portfolio, as the case may be.

         Each Fund and the Index Portfolio will earn income for lending their securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Funds and the Index Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the Index Portfolio, the investment adviser of the Funds or Index Portfolio, the investment subadviser of the Balanced Fund or the investment manager of the Index Portfolio.

         At the present time, the Balanced Fund has no intention to loan securities worth more than 5% of the Fund's assets. Although the Index Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future. The Equity Fund will not lend its securities.

                     HISTORY OF THE GREEN CENTURY FUNDS AND
                        GREEN CENTURY CAPITAL MANAGEMENT
                              SHAREHOLDER ACTIVISM

         While the companies in the portfolios of the Green Century Balanced Fund and the Index Portfolio must meet Green Century's environmental standards, some still have room for improvement. In such cases, Green Century may enter into dialogue with those companies or file a shareholder resolution to initiate improvement.

CERES -- Green Century Capital Management has been actively involved with CERES, the Coalition of Environmentally Responsible Economies, created in 1989 to spur corporations to better their environmental behavior. The CERES Principles establish comprehensive corporate environmental standards and disclosure requirements. Companies that endorse the Principles back up their pledges with concrete information, publicly reported in the CERES Report. Green Century Capital Management's participation in CERES has enabled us to join in negotiations with various corporations, which have ranged from Aveda and Ben & Jerry's to General Motors and Sunoco, and help increase the pressure for change. Green Century Funds President Mindy Lubber also spoke at the May 1993 PepsiCo annual shareholders meeting in favor of that company's endorsement of the CERES Principles.

PEPSICO -- Green Century continued the dialogue with PepsiCo in November of 1993, when the Balanced Fund filed a shareholder resolution to spur the corporation to further improve its environmental programs and limit its active opposition to environmental protection measures such as recycling campaigns and efforts to pass state and national Bottle Bill legislation. The vote was held at the May 1994 annual shareholders meeting at which Green Century President Lubber made a presentation in support of the resolution. The resolution received 43.8 million votes, equal to 8.45% of the votes cast on the resolution. This was a strong first showing, sending a message to PepsiCo management about the growing shareholder concern for the environment.

         In 1995, PepsiCo came to the negotiating table with Green Century, apparently wishing to avoid the negative publicity that another shareholder resolution involving PepsiCo's opposition to the bottle bill could create. The company agreed to conduct a comprehensive study of its environmental policies and devise a set of principles designed to guide company-wide action. PepsiCo also agreed to discontinue the use of disposable shipping containers in favor of plastic shells that it will reuse. The company also committed to manufacture a new aluminum lid that will save 25 million pounds of aluminum per year.

GENERAL MILLS -- In July of 1994, Green Century Capital Management learned that General Mills had allowed the manufacture and distribution of 50 million boxes of cereal that had been made from oats treated with an illegal pesticide. Though General Mills recalled the contaminated cereal, Green Century Capital Management wrote to General Mills CEO H. Brewster Atwater requesting that the company more closely monitor its food manufacturing. Mr. Atwater responded by outlining the steps the company would take to prevent similar mishaps.

INTEL -- In 1994 the Green Century Balanced Fund joined forces with the Jessie Smith Noyes Foundation in filing a shareholder resolution that would require Intel, an electronics producer, to make publicly available information which would allow public assessment of its facilities' environmental and safety hazards. The resolution was in response to a report by the Southwest Organizing Project which states that Intel's Rio Rancho plant in New Mexico would require amounts of water exceeding local capacity. While the resolution did not pass, it did move Intel President Andrew Grove to initiate a long sought after dialogue with Noyes' President Stephen Viederman.

         The following year, the Green Century Balanced Fund and Noyes filed another shareholder resolution with Intel, prompting Intel to revise its Environmental, Health and Safety Policy to include sharing information on the company's environmental and safety hazards with the public. Further, Intel agreed that the

"communities" with which it will share information will include all community groups and not just the elected officials and local advisory panels set up by Intel to which the company had offered limited information in the past. As a result, Noyes, with the support of Green Century and the other co-filers, withdrew the shareholders resolution. The resolution's proponents and local community organizations will continue to monitor Intel's implementation of the new policy.

SECURITIES AND EXCHANGE COMMISSION -- In February of 1995, Green Century Funds President Mindy Lubber corresponded with SEC Commissioner Arthur Levitt to urge him not to allow the SEC to restrict shareholder activism, and with Senator John Kerry to urge him to consider the rights of shareholders to file resolutions when considering two pending nominations to the Securities and Exchange Commission.

TIME WARNER -- In 1992, Time Warner, Inc. committed to convert Time magazine to chlorine-free paper. The company has not only not done so as of yet, but has resisted requests to report on its plans to convert.

         In 1995, Green Century Funds President Lubber wrote Time President Reginald Brack to request that Time convert to chlorine free paper in its publications. The Green Century Balanced Fund then joined as a co-filer in a shareholder resolution at Time which asks the Time Board of Directors to report on its plans to convert to the use of chlorine-free paper. The resolution was presented at Time Warner's annual shareholder meeting by Green Century Trustee Wendy Wendlandt on May 16, 1996.

INVESTMENT RESTRICTIONS

================================================================================

         Each Fund and the Index Portfolio is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund or the Index Portfolio only with the approval of the holders of a "majority of the outstanding voting securities" of the Fund or the Index Portfolio which, as defined in the 1940 Act and as used herein, means the vote of (i) 67% or more of the Fund's shares or the Index Portfolio's interests present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or interests in the Index Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares or the Index Portfolio's outstanding interests whichever is less. Whenever the Equity Fund is requested to vote on a change in the investment restrictions of the Index Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by its shareholders.

                                                   BALANCED FUND

         The Trust, on behalf of the Balanced Fund may not:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below. (As an operating policy, the Fund may not engage in reverse repurchase agreements.);

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (4) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Trust has no current intention to engage in short selling);

         (7) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction; and

         (8) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

         NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS--In order to comply with certain state and federal statutes and policies the Trust, on behalf of the Balanced Fund will not as a matter of operating policy:

         (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, securities will not be purchased for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (iv)  invest for the purpose of exercising control or management;

         (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or
               (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (the Trust has no current intention of investing the assets of the Fund in other investment companies);

         (vi) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

         (vii) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

         (viii) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (x) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (xi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

         (xii) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer;

         (xiii) with respect to put options written by the Fund, the obligations underlying such put options shall not exceed 50% of the Fund's net assets;

         (xiv) the aggregate premiums on all options written or purchased by the Fund must not exceed 20% of the Fund's total assets;

         (xv) the aggregate margin deposits on all futures or options thereon must not exceed 5% of the Fund's total assets; and

         (xvi) no more than 5% of the Fund's assets may be invested in options which are not entered into for hedging purposes, or the obligations of which are not covered by cash or securities.

         These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of restriction (xvi), hedging purposes includes writing options whereby the premium received may offset the change in value of securities covered thereby.

                         EQUITY FUND AND INDEX PORTFOLIO

         Neither the Equity Fund nor the Index Portfolio may:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Index Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Index Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Index Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Index Portfolio, respectively, taken in each case at market value) (it is intended that the Index Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Index Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Index Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Index Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

         (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;

         (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Index Portfolio and except insofar as either the Fund or the Index Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

         (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Index Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

         (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Index Portfolio;

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Index Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Index Portfolio);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Index Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Index Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time (it is the present intention of the Index Portfolio and the Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

         (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Index Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Index Portfolio; and

         (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Social Index, in which case the Index Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Index Portfolio.

         NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and regulatory policies, neither the Equity Fund nor the Index Portfolio will as a matter of operating policy:

         (i) borrow money for any purpose in excess of 10% of the total assets of the Fund or the Index Portfolio, respectively (taken in each case at cost) (moreover, neither the Fund nor the Index Portfolio will purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value));

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or the Index Portfolio, respectively (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions;

         (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the Index Portfolio;

         (v) except that the Fund may invest all its assets in the Index Portfolio, purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that, except for the Fund's investment in the Index Portfolio, the Fund and the Index Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Index Portfolio, respectively (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund and Index Portfolio, respectively; and provided, further, that, except for the Fund's investment in the Index Portfolio, the Fund and the Index Portfolio shall not purchase securities issued by any open-end investment company;

         (vi) invest more than 15% of the net assets of the Fund or the Index Portfolio, respectively (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund or the Index Portfolio, respectively, has valued the security);

         (vii) invest more than 10% of the Fund's or the Index Portfolio's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

         (viii) invest more than 15% of the Fund's or the Index Portfolio's total assets (taken at the greater of cost or market value) in
               (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's or the Index Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction, and except that the Fund may invest all or any portion of its assets in the Index Portfolio;

         (x) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Index Portfolio, as the case may be, or is an officer or director of the Adviser of the Index Portfolio, if after the purchase of the securities of such issuer by the Fund or the Index Portfolio, as the case may be, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, except that the Fund may invest all or any portion of its assets in the Index Portfolio;

         (xi) invest more than 5% of the Index Portfolio's or the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Index Portfolio's or the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange; and

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open the Index Portfolio or the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short, and unless not more than 10% of the Index Portfolio's or the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (neither the Index Portfolio nor the Fund has any current intention to engage in short selling).

        These policies are not fundamental and may be changed with respect to the Fund without approval by the Fund's shareholders or with respect to the Index Portfolio by the Index Portfolio without the approval of the Fund or its other investors. The Equity Fund will comply with the state securities laws and regulations of all states in which it is registered. The Index Portfolio will comply with the applicable investment limitations found in the state securities laws and regulations of all states in which the Fund is registered.

        PERCENTAGE RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or the Index Portfolio or a later change in the rating of a security held by a Fund or the Index Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).

TRUSTEES, OFFICERS AND ADVISORY BOARD

================================================================================

        The Trustees and officers of the Trust and the Index Portfolio and their principal occupations during the past five years (although their titles may have varied during the period) are:

                              TRUSTEES OF THE TRUST

        MINDY S. LUBBER* -- Trustee, Chairperson, President, and Chief Executive Officer of the Trust (since July, 1991); Environmental Protection Agency (since May, 1995); President and Director, Green Century Capital Management, Inc. (from July, 1991 to May, 1995); Director and Treasurer, Green Corps (since 1994); Director, Massachusetts Public Interest Research Group (since 1990); Director, The Coalition for Environmentally Responsible Economies (since July, 1991); Director, Tax Equity Alliance of Massachusetts (since 1987); Fund for Public Interest Research (from May, 1990 to July, 1991); Press Secretary for Governor Dukakis, Commonwealth of Massachusetts (from March, 1989 to May, 1990).

         DAVID J. FINE -- Trustee of the Trust; Attorney, Dangel & Fine (since August, 1993); Attorney, Fine, Halpern & Strassfeld (from July, 1991 to August,
1993); Attorney, David J. Fine and Associates (from July, 1990 to June, 1991).

        DOUGLAS M. HUSID* -- Trustee of the Trust; Attorney, Goulston & Storrs, P.C. (since October, 1991); Project Director, Gaston & Snow (from November, 1989 to March, 1991); Project Director, Congress Group Ventures (real estate development) (prior to March, 1991).

        STEVEN KADISH -- Trustee of the Trust; Assistant Secretary for Administration and Finance, Commonwealth of Massachusetts (since June, 1995) Director of Operations, Medicaid, Department of Public Welfare, Commonwealth of Massachusetts (from July, 1992 to June, 1995); Deputy Director, Division of Capital Planning and Operations, Commonwealth of Massachusetts (prior to July,
1992).

         STEPHEN MORGAN -- Trustee of the Trust; Chief Operating Officer, EUA, Citizens Conservation Services, Inc. (since January, 1995); Chief Operating Officer, Citizens Conservation Corp. (from July, 1991 to January, 1995); Director and Officer, Community Music Center; Vice President, Technical Development Corporation (prior to July, 1991).

        C. WILLIAM RYAN -- Trustee of the Trust; Director, Brookline Tai Chi (since March, 1992); Senior Consultant, National Environmental Law Center (from September, 1991 to March, 1992); Director, Taoist Study Center (since July,
1989); Director, Coalition for Environmentally Responsible Economies (from August, 1990 to June, 1991); Policy Director, National Environmental Law Center (from July, 1990 to November, 1990).

        JAMES H. STARR -- Trustee of the Trust; Private Attorney (since 1989); Director, Crested Butte Land Trust (since 1991).

        WENDY WENDLANDT* -- Trustee of the Trust; Chairperson of the Board, Earth Day 2000 (since February, 1991); Senior Staff, Fund for Public Interest Research (from November, 1989 to present).

                              OFFICERS OF THE TRUST

         KRISTINA A. CURTIS -- Treasurer of the Trust; Treasurer, Director and Chief Operating Officer, Green Century Capital Management, Inc. (since July,
1991); Financial Adviser, Massachusetts Public Interest Research Group (from March, 1990 to July, 1991); Finance Director, Massachusetts Public Interest Research Group (prior to February, 1990).

        ADRIENNE M. SHISHKO -- Secretary and Assistant Treasurer of the Trust; General Counsel, Vice President - Marketing and Director, Green Century Capital Management, Inc. (since July, 1991); formerly Coordinator for Day Care Issues, MASSPIRG Education Fund (from December, 1990 to July, 1991).

         JOHN R. ELDER -- Assistant Treasurer of the Trust: Vice President of Signature Financial Group, Inc. (since April, 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April, 1995).

        LINDA T. GIBSON -- Assistant Secretary of the Trust; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since May, 1992); Assistant Secretary, Signature (since October, 1992); student, Boston University School of Law (prior to May, 1992).

         MOLLY S. MUGLER -- Assistant Secretary of the Trust; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since December, 1988); Assistant Secretary, Signature (since April, 1989).

                         TRUSTEES OF THE INDEX PORTFOLIO

         AMY L. DOMINI* -- Chair and Trustee of the Index Portfolio; Officer of KLD; Trustee, Loring, Wolcott & Coolidge (since 1987).

         PHILIP W. COOLIDGE* -- President and Trustee of the Index Portfolio; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. (since December, 1988) and Signature (since April, 1989).

        ALLEN M. MAYES -- 7985 Willow Creek Drive, Beaumont, Texas 77707; Trustee of the Index Portfolio; Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church (since May, 1982); Member of the Board of Directors of Investor Responsibility Research Center (since January, 1989); Member of Board of Trustees of Wiley College (since November, 1969).

        TIMOTHY SMITH -- Interfaith Center for Corporate Responsibility, 475 Riverside Drive, New York, New York 10115; Trustee of the Index Portfolio; Executive Director of the Interfaith Center on Corporate Responsibility (since
1974).

        FREDERICK C. WILLIAMSON -- 5 Roger Williams Green, Providence, Rhode Island 02904; Trustee of the Index Portfolio; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Rhode Island State Historic Preservation Officer (since 1969); Trustee, National Park Trust, (since 1992); Trustee, National Parks and Conservation Association (since 1986); President Emeritus, National Conference of State Historic Preservation Officers; Trustee Emeritus, National Trust for Historic Preservation; Treasurer and Past Chairman, Rhode Island Black Heritage Society.



        *An "interested person" of the Trust or the Index Portfolio as that term is defined in the 1940 Act.

        **Mss. Gibson and Mugler also hold the same positions with the Index Portfolio as they do for the Trust. MR. ELDER SERVES
AS TREASURER OF THE INDEX FUND.

                        OFFICERS OF THE INDEX PORTFOLIO**

        PETER D. KINDER -- Vice President of the Index Portfolio; Officer of KLD (since March, 1988).

        STEVEN D. LYDENBERG -- Vice President of the Index Portfolio; Director of Research of KLD (since January, 1990).

         BARBARA M. O'DETTE -- Assistant Treasurer of the Index Portfolio; Assistant Treasurer, Signature Financial Group, Inc. (since December, 1988) and Signature (since April, 1989).

         Unless otherwise indicated, the mailing address of all of the Trustees and officers of the Trust is Green Century Funds, 29 Temple Place, Suite 200, Boston, Massachusetts 02111. The mailing address of all the Trustees and officers of the Index Portfolio is 6 St. James Avenue, Boston, Massachusetts 02116. Mr. Elder and Mss. Gibson, Mugler and O'Dette are also officers of other registered investment companies for which Signature or an affiliate serves as the principal underwriter or as an administrator. The mailing address of Mr. Elder and Mss. Gibson, Mugler and O'Dette is 6 St. James Avenue, Boston, Massachusetts 02116.


        No Trustee of the Trust receives any compensation from the Trust, but each Trustee who is not an "interested person" of the Trust is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Each Trustee of the Index Portfolio who is not otherwise affiliated with the Index Portfolio, receives an annual retainer of $400 plus a meeting fee of $200 for each meeting of the Board of Trustees of the Index Portfolio attended. For the fiscal years ended July 31, 1994, 1995 and 1996, the Trustees received fees equal to $6,023, $6,847 and $5,379, respectively.
                                                        37

Trust Trustees


                          ESTIMATED                                                                     ESTIMATED TOTAL
                          AGGREGATE                                                                     COMPENSATION FROM
                          COMPENSATION FROM         PENSION OR                                          THE TRUST AND THE
                          THE TRUST FOR THE         RETIREMENT                ESTIMATED ANNUAL          PORTFOLIO FOR THE
                          YEAR ENDED                BENEFITS ACCRUED          BENEFITS UPON             FISCAL YEAR ENDED
                          JULY 31, 1996             AS PART OF FUND           RETIREMENT                JULY 31, 1996
                          -------------             EXPENSES                  ----------                -------------


Mindy S. Lubber,          None                      None                      None                      None
Trustee

David J. Fine,            None                      None                      None                     None
Trustee

Douglas M. Husid          None                      None                      None                      None


Steven Kadish,             None                     None                      None                      None
Trustee

Stephen Morgan,           None                      None                      None                      None
Trustee

C. William Ryan,          None                      None                      None                      None
Trustee

James H. Starr,           None                      None                      None                       None
Trustee

Wendy Wendlandt,          None                      None                      None                      None
Trustee


Index Portfolio Trustees


                          ESTIMATED                                                                     ESTIMATED TOTAL
                          AGGREGATE                 PENSION OR                                          COMPENSATION FROM
                          COMPENSATION FROM         RETIREMENT                                          THE TRUST AND THE
                          THE PORTFOLIO FOR         BENEFITS ACCRUED          ESTIMATED ANNUAL          PORTFOLIO FOR THE
                          THE YEAR ENDED            AS PART OF FUND           BENEFITS UPON             FISCAL YEAR ENDED
                          JULY 31, 1995             EXPENSES                  RETIREMENT                JULY 31, 1995
                          -------------             --------                  ----------                -------------


Amy L. Domini,            None                      None                      None                      None
Chair and Trustee

Philip W.                 None                      None                      None                      None
Coolidge,
President and
Trustee

Allen M. Mayes,           $1,200                    None                      None                      $1,200
Trustee

 Timothy Smith,           $1,200                    None                      None                      $1,200
Trustee

Frederick C.              $1,200                    None                      None                      $1,200
Williamson,
Trustee

        The Board of Trustees of the Trust has created an Advisory Board as a resource with respect to the application and refinement of the Trust's environmental criteria. The members of the Advisory Board are listed in the Prospectus. The Advisory Board has no other power, authority or responsibility with respect to the management of the Trust or the conduct of the affairs of the Trust. No member of the Advisory Board receives any compensation for his or her services.

        As of September 24, 1996 all Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Balanced Fund and 6.80% of the outstanding shares of the Equity Fund. As of September 10, 1996, Glyn Mills Nominees (Lombard Street) Limited A/C 1781 owned 42.58% of the outstanding shares of the Balanced Fund and Jodie Evans of Santa Monica, California owned 9.55% of the Equity Fund. Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.

INVESTMENT ADVISERS

================================================================================

        Under an Investment Advisory Agreement dated as of August 13, 1991 (the "Trust's Advisory Agreement") between the Trust, on behalf of the Balanced Fund, and Green Century Capital Management, Inc. ("Green Century Capital" or the "Trust's Adviser"), and subject to the general supervision of the Trust's Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design, and instructs the Balanced Fund's investment subadviser as to how to implement the Trust's environmental criteria.

        For the fiscal years ended June 30, 1994, 1995 and 1996, the Balanced Fund accrued advisory fees aggregating $23,218, $23,012 and $51,494, respectively.

        Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Balanced Fund dated as of July 1, 1995 (an "Investment Subadvisory Agreement") with Winslow Management Company ("Winslow" or the "Subadviser"). Prior to July 1, 1995, Scudder, Stevens & Clark served as investment subadviser to the Balanced Fund. It is Winslow's responsibility under the direction of the Trust's Adviser, to make the day-to-day investment decisions for the Balanced Fund, to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Trust's Adviser and subject to the general direction of the Trust's Adviser.

        Winslow is a separate operating division of Eaton Vance Management ("Eaton Vance"), a registered investment adviser. Winslow manages equity and debt investments in environmental and environmentally responsible companies for its clients. Winslow has been a division of Eaton Vance since June 30, 1993 and formerly was an independent company. Currently, Winslow has $53 million in assets under management.

        For its services, Green Century Capital has agreed to pay Winslow a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"), such fee shall be accrued daily and payable at the end of each quarter, and subject to the following adjustment: for each calendar quarter commencing one year after Winslow begins rendering services hereunder, the Base Fee shall be adjusted as follows: (i) if the Fund's total return (calculated in accordance with Rule 482 of Regulation C promulgated under the 1933 Act) for the immediately prior twelve month period ("Fund Total Return") is greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter shall be increased by an amount which is the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeds the Index Total Return plus 2%, then the Base Fee for such quarter shall be increased by an amount which is the product of .05% multiplied by the average daily net assets for such year, (iii) if the Fund Total Return is less than the Index Total Return minus 1%, then the Base Fee for such quarter shall be decreased by an amount which is the product of .025% multiplied by the average daily net assets for such year, or (iv) if the Fund Total Return is less than the Index Total Return minus 2%, then the Base Fee for such quarter shall be reduced by an amount which is the product of .05% multiplied by the average daily net assets for such year.

        For Example:

If, on an annual basis, the Balanced Fund's
Total Return differs from the Index Total         Then the Trust's Adviser will
Return by:                                        pay Winslow an annual fee of:

positive 2.00% or more                                 0.60%
positive 1.00% to positive 1.99%                       0.50%
negative 0.99% to positive 0.99%                       0.40%
negative 1.00% to negative 1.99%                       0.30%
negative 2.00% or more                                 0.20%

        The Board of Trustees believes that the performance adjustments are appropriate although not within the 10 percentage points per year range suggested by Release No. 7113 under the 1940 Act. In the event the Lipper Directors' Analytical Data Balanced Fund Average ceases to become available or the Trustees determine such Index Total Return is no longer a reasonable performance benchmark, the Trustees may substitute another performance benchmark.

        The Equity Fund has not retained the services of an investment adviser or investment subadviser since the Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio. The Index Portfolio has retained the services of KLD, as investment adviser, and of Mellon Equity as investment manager.


        KLD provides advice to the Index Portfolio pursuant to an Investment Advisory Agreement (the "Index Portfolio's Advisory Agreement"). The services provided by KLD consist of determination of the stocks to be included in the Social Index and evaluating, in accordance with KLD's environmental and social criteria, debt securities which may be purchased by the Index Portfolio. KLD furnishes at its own expense all facilities and personnel necessary in connection with providing these services. For its services, KLD receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets, on an annualized basis for the Index Portfolio's then-current fiscal year. For the fiscal years ended July 31, 1994 and 1995, KLD voluntarily waived all of its advisory fees. For the fiscal year ended July 31, 1996, KLD received advisory fees of $38,150.

        Mellon Equity manages the assets of the Index Portfolio pursuant to an Investment Management Agreement (the "Management Agreement"). Prior to November 21, 1994, State Street Bank and Trust Company (the "Former Manager") served as investment manager to the Index Portfolio. The Investment Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Index Portfolio's investments and effecting securities transactions for the Index Portfolio. The Index Portfolio pays Mellon Equity an investment management fee equal on an annual basis to 0.10% of the Index Portfolio's average daily net assets for its then-current fiscal year .


        For the fiscal years ended July 31, 1994, 1995 and 1996, respectively, the Index Portfolio incurred $16,986, $39,589 and $128,901 in investment management fees.

        The Trust's Advisory Agreement and Investment Subadvisory
Agreement and the Management Agreement will each remain in effect for two years and the Index Portfolio's Advisory Agreement will remain in effect for sixteen months from the date of execution and thereafter, but only so long as each such agreement is specifically approved annually (i) by a vote of the holders of a "majority of the outstanding voting securities" of a Fund or the Index Portfolio, as the case may be, or by the Trustees, and (ii) by a vote of a majority of the Trustees of the Trust or the Index Portfolio, as the case may be, who are not parties to such agreements or "interested persons" of the Trust or the Index Portfolio, as the case may be, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each agreement provides that neither the service provider nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the agreement.

        The Trust's Advisory Agreement and the Investment Subadvisory Agreement will terminate automatically if assigned, and are terminable with respect to the Balanced Fund at any time without penalty by a vote of a majority of the Trustees of the Trust, or by a vote of the holders of a "majority of the outstanding voting securities" of the Balanced Fund.

        The Index Portfolio's Advisory Agreement and the Management Agreement are terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Index Portfolio when authorized either by majority vote of the Equity Fund and of the other investors in the Index Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of the Trustees of the Index Portfolio, or by KLD or Mellon Equity, as the case may be, and each such agreement will automatically terminate in the event of its assignment.

        Under the Trust's Advisory Agreement, the Trust has agreed that the names "Green Century Funds" and "Green Century" are proprietary to the Trust's Adviser. The Index Portfolio's Advisory Agreement provides that KLD may permit other investment companies in addition to the Index Portfolio to use the name "Domini" or "Domini Social Index" in their names. "Domini" and "Domini Social Index" are service marks of KLD. Pursuant to an agreement with the Index Portfolio, if KLD ceases to be the investment adviser of the Index Portfolio, the Index Portfolio will be required to discontinue the use of such service marks.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES

================================================================================

        Pursuant to an Administrative Services Agreement, Green Century Capital, as the Trust's administrator (the "Administrator of the Trust"), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator of the Trust also pays, pursuant to the administrative services agreement, all the operating expenses of each Fund other than the Funds' investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses. Pursuant to a subadministration agreement with the Administrator of the Trust, Signature provides certain day-to-day administrative services to the Trust, under the supervision and direction of the Administrator of the Trust.

        For the fiscal years ended June 30, 1994, 1995 and 1996, the Balanced Fund accrued administrative services fees aggregating $46,387, $46,032 and $102,989, respectively.

        Pursuant to an Administrative Services Agreement, Signature provides the Index Portfolio with general office facilities and supervises the overall administration of the Index Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Index Portfolio; the preparation and filing of all documents required for compliance by the Index Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Index Portfolio.

        The administrative services agreements of the Trust and the Index Portfolio provide that the administrators may render administrative services to others. The agreements terminate automatically if assigned and may be terminated without penalty by majority vote of the respective Fund or the investors of the Index Portfolio, as the case may be, or by a party to the agreement on not less than 30 days' written notice under the Trust's agreement and on not more than 60 days' nor less than 30 days' written notice under the Index Portfolio's agreement. The administrative services agreements also provide that neither the administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Funds or the Index Portfolio, as the case may be, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the respective agreement.

        The Trust and the Index Portfolio have entered into a transfer agency agreement with Investors Bank & Trust Company

("IBT") pursuant to which IBT acts as transfer agent for the Trust and the Index Portfolio (the "Transfer Agent"). IBT maintains an account for each shareholder of each Fund and each investor in the Index Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Fund and the Index Portfolio, respectively.

        Pursuant to a Custodian Agreement with each of the Trust and the Index Portfolio, IBT also acts as the custodian of the Funds' assets (i.e., cash and securities or, in the case of the Equity Fund, its interest in the Index Portfolio) and as the custodian of the Index Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' and the Index Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' and the Index Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares and interests in the Fund and the Index Portfolio, respectively. Securities held by the Funds and the Index Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds or the Index Portfolio nor does the Custodian decide which securities the Funds or the Index Portfolio will buy or sell. The Index Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as a principal in securities transactions. For its services, IBT will receive such compensation as may from time to time be agreed upon by it and the Funds and the Index Portfolio, as the case may be.

        Green Century Capital pays for each Fund's operating expenses (exclusive of interest, taxes, brokerage expenses and other capital items, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. The Trust believes that currently the most restrictive expense ratio limitation imposed by any state is that of California which has an expense limitation of 2 1/2% of the first $30 million of a Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1 1/2% of such assets in excess of $100 million. The expenses incurred by the Balanced Fund for distribution purposes pursuant to the Distribution Plan are included within such operating expenses only to the extent required by any state in which the respective Fund's shares are qualified for sale. For example, in California, since the Balanced Fund does not have a sales charge, the distribution fees of the Fund do not count toward the expense limitation. The Trust may elect not to qualify a Fund's shares for sale in every state.

DISTRIBUTION PLAN

================================================================================

        The Trust has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Trust has not adopted a Distribution Plan with respect to the Equity Fund. The Distribution Plan provides that the Balanced Fund shall pay a fee to Signature, as the distributor of shares of the Balanced Fund (the "Distributor"), at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for expenses
(i) of compensating broker-dealers with trail or maintenance commissions and
(ii) of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

        For the fiscal years ended June 30, 1994, 1995 and 1996, the Balanced Fund accrued distribution fees aggregating $7,739, $7,671 and $17,165, respectively.

        The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to its Board of Trustees, and its Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees shall be committed to the discretion of the disinterested Trustees then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the shareholders of the Balanced Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

        Signature acts as the agent of the Trust in connection with the offering of shares of the Balanced Fund and the Equity Fund pursuant to a Distribution Agreement. After the prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors.

NET ASSET VALUE; REDEMPTION IN KIND

================================================================================

        The net asset value of each Fund's shares is determined each day the New York Stock Exchange is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of shares of the Fund is made once during each such day as of the close of the New York Stock Exchange (currently 4:00 p.m., Eastern time) in the case of the Funds by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

        VALUATION PROCEDURES: BALANCED FUND--In valuing the Balanced Fund's assets, a security listed on the New York Stock Exchange (and not subject to restrictions against sale by a Fund on such Exchange) will be valued at its last sale price on such Exchange.
 Lacking any sales, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities which are quoted on the NASD National Market System, for which there have been sales of such securities, will be valued at the last sale price reported on such system. If there are no such sales, the value will be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ System for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the National Market System, will be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Trustees although the actual calculation may be done by others. Short-term corporate investments with remaining maturities of sixty days or less are valued at amortized cost. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Trustees.

        Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Balanced Fund, either totally or partially, by a distribution in kind of portfolio securities

(instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares of the Balanced Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

        VALUATION PROCEDURES: EQUITY FUND AND INDEX PORTFOLIO--The value of the Index Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its net asset value per share. The net asset value of the Equity Fund's investment in the Index Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Portfolio less the Fund's pro rata share of the Index Portfolio's liabilities. Equity securities held by the Index Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Index Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Portfolio. Index Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Index Portfolio's Board of Trustees.

PERFORMANCE ADVERTISING

================================================================================

        EQUITY FUND AND BALANCED FUND--The average annual total rate of return of the Funds will be calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by

(ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

        The total rate of return of the Funds for any specified period will be calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

        For the period March 18, 1992 (commencement of operations) through June 30, 1996, the average annualized total return of the Balanced Fund was 7.8%. For the fiscal year ended June 30, 1996, the average annualized total return of the Balanced Fund was 21.98%.

        The Equity Fund's total rate of return for the fiscal year ended July 31, 1996 was 14.16%. The Fund's annualized total rate of return for the three years ended July 31, 1996 was 13.17%. The Fund's annualized total rate of return for the fiscal periods since the Index Portfolio's commencement of investment operations (June 3, 1991) through July 31, 1996 was 11.62%. The Equity Fund, which commenced investment operations on September 13, 1995, invests all of its Assets in the Index Portfolio, a separate registered investment company which commenced operations on June 3, 1991 and commenced investment operations on August 10, 1990. Consistent with applicable regulatory guidance, performance for the period from June 3, 1991 to the commencement of operations of the Equity Fund will reflect the investment performance of the Index Portfolio. The performance for this prior period reflects the deduction of the charges and expenses of the Equity Fund set forth in the Expense Table in the Prospectus.

        Total rate of return and yield information with respect to the Social Index will be computed in the same fashion as set forth above with respect to the Equity Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Social Index weighted in accordance with the weightings of the stocks comprising the Social Index. Performance information with respect to the Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Index Portfolio.

        The total rate of return should not be considered a representation of the total rate of return of the respective Fund or the Index Portfolio in the future since the total rate of return is not fixed. Actual total rates of return will depend on changes in the market value of, and dividends and interest received from, the investments held by the Funds or Index Portfolio and expenses of the Funds and the Index Portfolio during the period.

        Total rate of return information may be useful for reviewing the performance of a Fund or the Index Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

        Any current "yield" quotation of the Funds shall consist of an annualized historical yield, carried to at least the nearest hundredth of one percent, based on a 30 calendar day or one-month period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

FEDERAL TAXES

================================================================================

        Each year, the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code each Fund will not be subject to federal income taxes on amounts distributed to shareholders. As long as each Fund qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

        Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income is derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

        Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Funds' ordinary income (but none of the Funds' capital gains) dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Funds will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Gains or losses on sales of securities for the Funds will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses.

        OPTIONS--Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written for the Balanced Fund or the Index Portfolio lapses or is terminated through a closing transaction, such as a repurchase for the Balanced Fund or the Index Portfolio of the option from its holder, the Balanced Fund or the Index Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Balanced Fund or the Index Portfolio pursuant to the exercise of a call option written for it, the premium received will be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Balanced Fund's or the Index Portfolio's gross income be derived from gains from the sale of securities held for less than three months may limit the ability of the Balanced Fund or the Index Portfolio to write options and engage in transactions involving stock index futures.

        Certain options contracts held for the Balanced Fund and the Index Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Balanced Fund or the Index Portfolio has held such options. The Balanced Fund or the Index Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

        REDEMPTION OF SHARES--Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

        INVESTMENT ACTIVITIES--The Balanced Fund's and Index Portfolio's activities in options may be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company. In addition, the Balanced Fund's and the Index Portfolio's activities involving futures contracts and forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.
                                                        52

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

================================================================================

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust, and the Trust has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of a series, shareholders of that series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders.

        Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions--Investment Restrictions".) Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and nonassessable, except as set forth below. The Fund may be terminated (i) upon sale of its assets, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such sale of assets, the approval by vote of the majority of the Fund's outstanding shares will be sufficient, or (ii) by the vote of the holders of the majority of the Fund's outstanding shares, or (iii) by the Trustees of the Trust by written notice to the shareholders. If not so terminated, each Fund will continue indefinitely.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        Each investor in the Index Portfolio, including the Equity Fund, may add to or reduce its investment in the Index Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Index Portfolio will be determined by multiplying the net asset value of the Index Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Index Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Index Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Index Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Index Portfolio by all investors in the Index Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Index Portfolio as of the close of business on the following Fund Business Day.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

================================================================================

                                  BALANCED FUND

        Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Subadviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the respective Subadviser in a similar capacity.

        Decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm, are made by the Subadviser. The Subadviser is also responsible for the execution of transactions for all other accounts managed by it.

        The Subadviser places the security transactions of the Balanced Fund and of all other accounts managed by it for execution with many broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgement in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgement of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser's other clients in part for providing brokerage and research services to the Subadviser.

        As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Subadviser and its affiliates have for accounts over which they exercise investment discretion.
 In making any such determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

        It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, the Subadviser receives Research Services from many broker-dealer firms with which the Subadviser places the Fund transactions and from third parties which with these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Subadviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Index Portfolio is not reduced because the Subadviser receives such Research Services. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.

        Subject to the requirement that the Subadviser shall use its best efforts to seek to execute Fund security transactions at advantageous prices and at reasonably competitive commission rates or spreads, the Subadviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund orders may be placed the fact that such firm has sold or is selling shares of investment companies sponsored by the Subadviser or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

        Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

        For the fiscal years ended June 30, 1994, 1995 and 1996, the Balanced Fund accrued brokerage commissions aggregating $1,290, $905 and $21,408, respectively.

         The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rate of the Balanced Fund for the fiscal years ended June 30, 1995 and 1996 was 16% and 136%, respectively.

                         EQUITY FUND AND INDEX PORTFOLIO

        Specific decisions to purchase or sell securities for the Index Portfolio are made by a portfolio manager who is an employee of Mellon Equity and who is appointed and supervised by its senior officers. Changes in the Index Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Index Portfolio may serve other clients of Mellon Equity in a similar capacity.

        Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Index Portfolio increases. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 1995 and 1996 were 6% and 5%, respectively.

         The Index Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Mellon Equity attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Index Portfolio and other clients of Mellon Equity on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Mellon Equity normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Mellon Equity on the tender of the Index Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Index Portfolio by Mellon Equity. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Index Portfolio may determine, Mellon Equity may consider sales of shares of the Equity Fund and of securities of other investors in the Index Portfolio as a factor in the selection of broker-dealers to execute the Index Portfolio's securities transactions. Neither the Index Portfolio nor the Equity Fund will engage in brokerage transactions with the Adviser of the Index Portfolio, the Investment Manager or the Administrator of the Index Portfolio or any of their respective affiliates or any affiliate of the Equity Fund or the Index Portfolio.

        Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Mellon Equity may cause the Index Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to Mellon Equity or KLD an amount of commission for effecting a securities transaction for the Index Portfolio in excess of the amount other broker-dealers would have charged for the transaction if Mellon Equity determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Mellon Equity's or KLD's overall responsibilities to the Index Portfolio or to its other clients. Not all of such services are useful or of value in advising the Index Portfolio.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Index Portfolio's policy of investing in accordance with the Social Index, Mellon Equity and KLD currently intend to make only a limited use of such brokerage and research services.

        Although commissions paid on every transaction will, in the judgment of Mellon Equity, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Index Portfolio and Mellon Equity's or KLD's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to Mellon Equity or KLD for no consideration other than brokerage or underwriting commissions.

         Mellon Equity and KLD attempt to evaluate the quality of research provided by brokers. Mellon Equity and KLD sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither Mellon Equity nor KLD is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

        The fees that the Index Portfolio pays to Mellon Equity and KLD will not be reduced as a consequence of the Index Portfolio's receipt of brokerage and research services. To the extent the Index Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Index Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to Mellon Equity or KLD in serving both the Index Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to Mellon Equity or KLD in carrying out its obligations to the Index Portfolio. While such services are not expected to reduce the expenses of Mellon Equity or KLD, Mellon Equity or KLD would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1994, 1995 and 1996 the Index Portfolio paid brokerage commissions of $13,000, $15,222 and $45,018.

        In certain instances there may be securities which are suitable for the Index Portfolio as well as for one or more of Mellon Equity's or KLD's other clients. Investment decisions for the Index Portfolio and for Mellon Equity's or KLD's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Index Portfolio is concerned. However, it is believed that the ability of the Index Portfolio to participate in volume transactions will produce better executions for the Index Portfolio.

INDEPENDENT ACCOUNTANTS AND EXPERTS

================================================================================

        KPMG Peat Marwick LLP are the independent auditors of the Balanced Fund, the Equity Fund and the Index Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. Prior to July 1, 1995, Tait, Weller & Baker served as independent certified public accountants of the Balanced Fund. The financial statements of the Funds included herein have been so included in reliance upon the report of KPMG Peat Marwick LLP as experts in accounting and auditing. The financial statements of the Index Portfolio included herein have been so included in reliance upon the report of KPMG Peat Marwick LLP as experts in accounting and auditing.

ADDITIONAL INFORMATION

================================================================================

        A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds' portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

        With respect to the securities offered by the Funds' Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

===============================================================================

         The financial statements of the Funds and the Portfolio as of June 30, 1996 and July 31, 1996 have been filed as part of each of the Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated herein by reference from such report, and are included herein in reliance upon the report of KPMG Peat Marwich LLP, independent auditors, as experts in accounting and auditing. A copy of such report will be provided, without charge, to each person receiving this Statement of Additional Information.

APPENDIX - DESCRIPTION OF SECURITIES RATINGS1

================================================================================

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND
RATINGS:

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

        -         Leading market positions in well established industries.
        -         High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND
RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
                                                        iii

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligors ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligors ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligors limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured Financings are also rated on this scale.

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                                 *   *   *   *   *

NOTES:

1 The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Balanced Fund is dependent on the investment adviser's or investment subadviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.